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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) DECEMBER 27, 2000
                                                        -----------------

                                NRG ENERGY, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


                  000-25569                        41-1724239
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          (Commission File Number)      (IRS Employer Identification No.)


     901 MARQUETTE AVENUE, SUITE 2300         MINNEAPOLIS,  MN 55402
    -------------------------------------------------------------------
      (Address of principal executive offices)           (Zip Code)



         Registrant's telephone number, including area code 612-373-5300
                                                            ------------


                                      NONE
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

On December 27, 2000, NRG Energy, Inc. announced that it signed an asset purchase agreement to acquire the Bridgeport and New Haven Harbor Stations in Connecticut from Wisconsin Energy Corp. for $325 million, subject to purchase price adjustments. NRG believes the acquisition of these assets will be accretive to earnings immediately after the acquisition closes and therefore has increased its 2001 earnings per share estimate to roughly $1.30.


ITEM 7.  EXHIBITS

         The following exhibits are filed with this report on Form 8-K:

Exhibit No.     Description
-----------     -----------
  99.14         Press release issued December 27, 2000 of NRG Energy, Inc.


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NRG Energy, Inc.
                                       (Registrant)



                                       By  /s/ Leonard A. Bluhm
                                         ---------------------------------------
                                         Leonard A. Bluhm
                                         Executive Vice President and
                                         Chief Financial Officer
                                         (Principal Financial Officer)



Dated:  December 28, 2000


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